UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TCW Strategic Income Fund, Inc.

Paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Fund, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Fund or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

To Our Valued Shareholders

David Lippman President, Chief Executive Officer and Director

To the shareholders of the TCW Strategic Income Fund, Inc.:

Executive Summary

TCW is pleased to present the 2021 semi-annual report for the TCW Strategic Income Fund, Inc. (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2021, the market price of TSI shares increased by 6.04% while the Fund’s net asset value (i.e., returns of the underlying assets) grew by 3.44%. For reference, TSI’s customized benchmark, a construct that is 25% high yield, 15% equities, 15% convertible bonds, and 45% U.S. Aggregate Bond Index, gained 3.40% over the same period. While the underlying assets performed largely in line with the benchmark, the Fund’s six-month price-based return was higher than the NAV-based return due to a decrease in the discount between NAV and share price from 2.7% at the beginning of the year to 0.3% by June 30, 2021. For the since inception period, annualized NAV-based and price-based returns both remain ahead of the Fund’s benchmark.

Over the past four quarters, the Fund paid quarterly dividends of 5.50, 5.50, 3.82, and 6.50 cents per share. This represents an annualized rate of approximately 21 cents per share, contributing to a realized 12-month trailing yield of 3.60% as of 6/30/2021. As yield is a function of a number of parameters, the go-forward yield of TSI will likely differ from the trailing figure.

Fund Performance (%)

		Annualized Total Return as of June 30, 2021
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price-Based Return	6.04	12.55	8.92	7.86	8.47	10.04	8.25
NAV-Based Return	3.44	9.62	6.67	6.18	7.40	8.69	8.37
Custom Benchmark(1)	3.40	15.65	10.41	8.67	7.36	6.99	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 25% Citi High Yield Cash Pay Index.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Management Commentary

TCW manages the Fund according to a full cycle discipline. Effectively, this means that our management style opportunistically increases the level of risk taken in the early stages of an asset price/credit cycle. In the latter stages of the cycle, our proclivity is to reduce risk, which naturally also has the tendency to pull down the overall yield of the portfolio.

This discipline proved particularly beneficial throughout 2020 as market volatility picked up dramatically given a massive reduction in risk exposure as a result of the pandemic, leading to abundant opportunities for value investors to deploy liquidity at attractive valuations. With the remediation in subsequent months on an implied Fed backstop and optimism surrounding the rollout of a COVID vaccine, these additions made earlier in the year were then opportunistically trimmed on strength. Markets have continued to improve through the first half of 2021, with fixed income spreads compressing to pre-COVID levels, and the team has continued to take a prudent approach to positioning in the credit space, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where curves are flat), and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Additionally, the allocation to municipal debt was significantly reduced given higher valuations in that sector. Other notable changes included a continued increase in exposure to current (low) coupon agency mortgage-backed securities (MBS) via the to-be-announced (TBA) market as increased Fed buying of agency mortgages has enhanced the implied carry of TBAs, while among asset-backed securities (ABS), positons backed by senior government-guaranteed FFELP student loans were trimmed in favor of mostly high quality collateralized loan obligations (CLOs).

COVID-19 and the associated disruptions delivered an unprecedented shock to the U.S. economy and the recovery has proceeded in fits and starts. With no historical corollary to reference, economic forecasting is particularly difficult. The impact of government stimulus efforts has clearly been substantial, while the impact on consumer finances and overall demand as that stimulus fades in the coming months is uncertain. All of this implies that asset prices at all-time highs supported by relentlessly optimistic economic outlooks do not fully account for the myriad risks confronting the economy today. Those downside risks include the potential for slowing growth in the U.S. or China later this year, as well as policymakers’ significant challenge of engineering a smooth exit from policy support or shifting to a more hawkish policy stance in the face of rising price pressures. Given prevailing conditions, the strategy maintains a defensive position and ample levels of liquidity to respond to potential volatility. The duration profile of the Fund remains relatively short at 2.2 years against a backdrop of historically low rates that are likely to remain anchored with accommodative central bank policy for the foreseeable future. Corporate credit is viewed as generally expensive and positioning remains largely defensive as noted above, with an emphasis on communications and consumer non-cyclicals, while exposure to vulnerable issuers and industries is minimized. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In commercial mortgage-backed securities (CMBS), though current holdings continue to focus on top-of the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions on well-collateralized AA-rated issues offering good yields, while remaining ABS exposure continues to be made up largely of government-guaranteed FFELP student loan collateral.

Portfolio Positioning

SECTOR ALLOCATION

MBS ALLOCATION

Modest leverage can be utilized by TSI through a Line of Credit facility, though the Fund does not currently use any of the available $70 million commitment. Leverage may return to the Fund when market opportunity is more abundant and management deems the use of leverage is accretive to returns.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at 1-866-227-8179, or contact@tcw.com.

Sincerely,

David Lippman

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 94.2% of Net Assets

ASSET-BACKED SECURITIES — 10.4%

321 Henderson Receivables LLC

(17-1A-A) 3.99% (1)	08/16/60	$210,336	$239,910

Aimco CLO, Ltd. (20-11A-A2)

1.48% (3 mo. USD LIBOR + 1.300%) (1)(2)	10/15/31	1,000,000	1,000,942

Allegro CLO XII, Ltd. (20-1A-B)

1.88% (3 mo. USD LIBOR + 1.700%) (1)(2)	01/21/32	475,000	475,475

Bayview Commercial Asset Trust (03-2-A)

0.96% (1 mo. USD LIBOR + 0.870%) (1)(2)	12/25/33	272,203	268,264

Bayview Commercial Asset Trust (04-1-A)

0.63% (1 mo. USD LIBOR + 0.540%) (1)(2)	04/25/34	228,438	228,533

Bayview Commercial Asset Trust (04-2-A)

0.74% (1 mo. USD LIBOR + 0.645%) (1)(2)	08/25/34	229,700	228,084

Bayview Commercial Asset Trust (04-3-A1)

0.46% (-1 mo. USD LIBOR + 0.555%) (1)(2)	01/25/35	125,782	124,091

Blackrock Rainier CLO VI, Ltd. (21-6A-A)

1.89% (3 mo. USD LIBOR + 1.700%) (1)(2)	04/20/33	700,000	700,973

Brazos Higher Education Authority, Inc. (10-1-A2)

1.35% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	2,200,000	2,234,928

Cedar Funding CLO, Ltd. (20-12A-A)

1.45% (3 mo. USD LIBOR + 1.270%) (1)(2)	10/25/32	1,375,000	1,376,581

CIFC Funding, Ltd. (18-1A-SUB)

1.00% (1)(3)	04/18/31	650,000	490,978

CIT Education Loan Trust (07-1-A)

0.24% (3 mo. USD LIBOR + 0.090%) (1)(2)	03/25/42	571,359	554,690

CoreVest American Finance Trust (19-1-XA) (I/O)

2.34% (1)(3)	03/15/52	1,721,870	112,200

CoreVest American Finance Trust (20-1-A2)

2.30% (1)	03/15/50	470,000	482,642

CoreVest American Finance Trust (20-3-XA) (I/O)

3.80% (1)(3)	08/15/53	1,836,659	280,276

CoreVest American Finance Trust (20-3-XB) (I/O)

2.74% (1)(3)	08/15/53	1,650,000	278,084

Dryden CLO, Ltd. (20-85A-A1)

1.53% (3 mo. USD LIBOR + 1.350%) (1)(2)	10/15/32	1,375,000	1,376,744

Education Loan Asset-Backed Trust I (13-1-A2)

0.89% (1 mo. USD LIBOR + 0.800%) (1)(2)	04/26/32	1,130,959	1,135,359

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

EFS Volunteer No 2 LLC (12-1-A2)

1.44% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	$1,088,936	$1,111,874

FORT CRE LLC (18-1A-A1)

1.45% (1 mo. USD LIBOR + 1.350%) (1)(2)	11/16/35	443,179	443,761

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	134,125	135,393

Goal Capital Funding Trust (06-1-B)

0.60% (3 mo. USD LIBOR + 0.450%) (2)	08/25/42	195,991	184,183

HPS Loan Management, Ltd. (0A-16-A1RR)

1.23% (3 mo. USD LIBOR + 1.140%) (1)(2)	04/20/34	875,000	875,529

ITE Rail Fund Levered LP (21-1A-A)

2.25% (1)	02/28/51	412,816	414,299

LMREC Inc. (19-CRE3-A)

1.49% (1 mo. USD LIBOR + 1.400%) (1)(2)	12/22/35	890,000	891,037

Magnetite VII, Ltd. (12-7A-A1R2)

0.98% (3 mo. USD LIBOR + 0.800%) (1)(2)	01/15/28	407,074	406,687

Nelnet Student Loan Trust (14-4A-A2)

1.04% (1 mo. USD LIBOR + 0.950%) (1)(2)	11/25/48	575,000	590,097

Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A)

1.13% (3 mo. USD LIBOR + 1.130%) (1)(2)(4)	07/17/35	800,000	800,400

North Carolina State Education Assistance Authority (11-1-A3)

1.08% (3 mo. USD LIBOR + 0.900%) (2)	10/25/41	1,395,550	1,398,376

OCP CLO, Ltd. (21-21A-B)

1.83% (3 mo. USD LIBOR + 1.700%) (1)(2)	07/20/34	400,000	400,360

OHA Credit Funding, Ltd. (20-7A-A)

1.44% (3 mo. USD LIBOR + 1.250%) (1)(2)	10/19/32	1,400,000	1,401,470

Palmer Square CLO, Ltd. (18-1A-A1)

1.22% (3 mo. USD LIBOR + 1.030%) (1)(2)	04/18/31	600,000	599,910

Palmer Square Loan Funding Ltd. (20-2A-A2)

1.74% (3 mo. USD LIBOR + 1.550%) (1)(2)	04/20/28	350,000	350,218

Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2)

1.95% (3 mo. USD LIBOR + 1.750%) (1)(2)	01/20/34	420,000	421,302

Rockford Tower CLO, Ltd. (20-1A-D)

4.00% (3 mo. USD LIBOR + 3.750%) (1)(2)	01/20/32	900,000	903,636

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Scholar Funding Trust (12-B-A2)

1.20% (1 mo. USD LIBOR + 1.100%) (1)(2)	03/28/46	$630,316	$641,489

SLC Student Loan Trust (04-1-B)

0.45% (3 mo. USD LIBOR + 0.290%) (2)	08/15/31	258,829	240,678

SLC Student Loan Trust (06-1-B)

0.33% (3 mo. USD LIBOR + 0.210%) (2)	03/15/55	352,524	320,782

SLM Student Loan Trust (04-2-B)

0.65% (3 mo. USD LIBOR + 0.470%) (2)	07/25/39	299,567	285,564

SLM Student Loan Trust (05-9-B)

0.48% (3 mo. USD LIBOR + 0.300%) (2)	01/25/41	363,759	338,538

SLM Student Loan Trust (07-6-B)

1.03% (3 mo. USD LIBOR + 0.850%) (2)	04/27/43	126,205	119,992

SLM Student Loan Trust (07-7-B)

0.93% (3 mo. USD LIBOR + 0.750%) (2)	10/27/70	150,000	136,647

SLM Student Loan Trust (08-2-B)

1.38% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	225,000	213,792

SLM Student Loan Trust (08-3-B)

1.38% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	225,000	210,560

SLM Student Loan Trust (08-4-B)

2.03% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	515,000	513,991

SLM Student Loan Trust (08-5-B)

2.03% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	260,000	257,456

SLM Student Loan Trust (08-6-B)

2.03% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	225,000	221,752

SLM Student Loan Trust (08-7-B)

2.03% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	305,000	304,599

SLM Student Loan Trust (08-8-B)

2.43% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	260,000	261,503

SLM Student Loan Trust (08-9-B)

2.43% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	260,000	262,549

Structured Receivables Finance LLC (10-A-B)

7.61% (1)	01/16/46	542,216	613,782

Structured Receivables Finance LLC (10-B-B)

7.97% (1)	08/15/36	339,563	410,024

Student Loan Consolidation Center (02-2-B2)

1.65% (28 day Auction Rate) (1)(2)	07/01/42	1,050,000	969,280

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

TCI-Flatiron CLO, Ltd. (16-1A-BR2)

1.79% (3 mo. USD LIBOR + 1.600%) (1)(2)	01/17/32	$280,000	$280,232

Total Asset-backed Securities

(Cost: $28,791,012)			29,520,496

MORTGAGE-BACKED SECURITIES — 54.3%

Commercial Mortgage-backed Securities — Agency — 3.2%

BMO SBA COOF Trust (19-1-A) (I/O)

1.87% (1)(3)	10/25/45	8,648,064	517,933

COOF Securitization Trust II (15-2-A1) (I/O)

2.80% (1)(3)	08/25/41	4,733,150	358,998

Fannie Mae, Pool #464398

5.97%	01/01/40	551,744	636,983

Fannie Mae, Pool #464400

5.97%	01/01/40	417,988	482,563

Fannie Mae, Pool #AN3542

3.41%	11/01/46	1,122,536	1,246,627

Fannie Mae (11-M5-A2) (ACES) (I/O)

1.13% (3)	07/25/21	576,995	14

Fannie Mae (16-M11-X2) (ACES) (I/O)

2.95% (3)	07/25/39	1,639,320	62,385

Fannie Mae (19-M29-X4) (ACES) (I/O)

0.70% (3)	03/25/29	7,900,000	326,132

Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O)

1.75% (3)	10/25/40	12,555,000	230,520

Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O)

1.71% (3)	10/25/41	4,020,000	128,413

Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O)

2.18% (3)	08/25/42	3,110,000	218,617

Freddie Mac Multifamily Structured Pass Through Certificates (K057-X1) (I/O)

1.31% (3)	07/25/26	5,244,864	266,624

Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O)

1.44% (3)	03/25/23	15,547,970	245,244

Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O)

2.23% (3)	05/25/47	3,750,000	352,958

Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O)

1.81%	05/25/27	4,119,231	157,817

Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O)

1.14% (3)	07/25/33	1,295,000	141,583

Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O)

2.88% (3)	08/25/39	4,000,000	5,697

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O)

2.03% (3)	07/25/40	$3,475,000	$64,968

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.87% (3)	08/25/40	2,500,000	48,580

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.81% (3)	11/25/40	5,400,000	118,847

Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O)

1.76% (3)	01/25/41	4,095,000	102,535

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.31% (3)	04/25/23	55,708,098	193,572

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O)

1.72% (3)	07/25/41	4,500,000	130,102

Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O)

0.20% (3)	07/25/23	26,739,988	50,822

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.10% (3)	11/25/42	4,875,000	305,029

Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O)

1.60% (3)	10/25/43	2,330,000	132,625

Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O)

1.96% (3)	12/25/44	2,500,000	224,915

Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O)

1.02% (3)	04/25/24	12,792,690	242,614

Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O)

2.02% (3)	11/25/45	3,455,000	202,555

Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O)

2.25% (3)	05/25/46	2,400,000	191,828

Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O)

1.34% (3)	06/25/27	7,974,130	401,140

Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O)

1.20% (3)	03/25/26	8,506,872	358,775

Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O)

1.17% (3)	08/25/29	4,963,199	350,896

Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O)

1.76% (3)	06/25/29	2,290,000	234,121

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O)

4.22% (3)	03/25/29	$690,000	$111,597

Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O)

0.36%	08/25/24	4,949,983	32,135

Ginnie Mae (12-139-IO) (I/O)

0.69% (3)	02/16/53	3,308,312	84,755

Ginnie Mae (13-52-IO) (I/O)

0.28% (3)	02/16/55	8,206,754	46,944

Ginnie Mae (09-114-IO) (I/O)

0.03% (3)	10/16/49	5,213,050	557

Ginnie Mae (10-148-IO) (I/O)

0.29% (3)	09/16/50	5,541,237	64,337

Ginnie Mae (11-105-IO) (I/O)

0.00% (3)(5)	09/16/51	5,502,878	1,142

Ginnie Mae (11-152-IO) (I/O)

0.06% (3)	08/16/51	2,329,475	2,367

Ginnie Mae (11-42-IO) (I/O)

0.00% (3)(5)	08/16/50	2,293,626	129

Ginnie Mae (12-4-IO) (I/O)

0.04% (3)	05/16/52	7,136,136	8,373

Ginnie Mae (14-103-IO) (I/O)

0.18% (3)	05/16/55	2,872,185	38,500

Ginnie Mae (14-125-IO) (I/O)

0.88% (3)	11/16/54	1,976,791	73,636

Total Commercial Mortgage-backed Securities — Agency

(Cost: $13,009,633)			9,197,504

Commercial Mortgage-backed Securities — Non-Agency — 10.9%

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.23% (1)(3)	08/10/38	590,000	677,093

BBCMS Mortgage Trust (17-C1-XA) (I/O)

1.62% (3)	02/15/50	3,894,902	250,891

BBCMS Mortgage Trust (18-C2-A5)

4.31%	12/15/51	430,000	500,625

Benchmark Mortgage Trust (19-B10-3CCB)

4.03% (1)(3)	03/15/62	435,000	428,575

Benchmark Mortgage Trust (19-B14-225D)

3.40% (1)(3)	12/15/62	535,000	508,762

Benchmark Mortgage Trust (20-B17-A5)

2.29%	03/15/53	1,040,000	1,067,416

Benchmark Mortgage Trust (20-IG3-BXC)

3.65% (1)(3)	09/15/48	555,000	544,952

BF Mortgage Trust (19-NYT-E)

2.57% (1 mo. USD LIBOR + 2.500%)(1)(2)	12/15/35	525,000	516,636

BX Commercial Mortgage Trust (18-IND-G)

2.12% (1 mo. USD LIBOR + 2.050%) (1)(2)	11/15/35	360,500	360,980

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

BX Commercial Mortgage Trust (20-FOX-E)

3.67% (1 mo. USD LIBOR + 3.600%) (1)(2)	11/15/32	$893,994	$900,141

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	265,000	286,214

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	680,000	777,635

CALI Mortgage Trust (19-101C-E)

4.47% (1)(3)	03/10/39	315,000	319,918

Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O)

1.90% (1)(3)(6)	09/10/45	2,924,426	40,752

Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O)

1.52% (1)(3)	05/10/47	4,703,442	154,101

Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O)

0.93% (3)	11/10/48	6,466,773	174,563

Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O)

1.33% (1)(3)	05/10/36	14,000,000	395,541

COMM Mortgage Trust (12-LC4-XB) (I/O)

0.64% (1)(3)	12/10/44	18,671,016	58,737

COMM Mortgage Trust (13-CR11-XA) (I/O)

1.08% (3)	08/10/50	9,683,629	178,496

COMM Mortgage Trust (13-CR12-XA) (I/O)

1.28% (3)	10/10/46	9,194,850	202,512

COMM Mortgage Trust (13-LC13-XA) (I/O)

1.18% (3)	08/10/46	6,169,889	112,528

COMM Mortgage Trust (14-CR18-XA) (I/O)

1.17% (3)	07/15/47	6,368,782	161,777

COMM Mortgage Trust (14-CR21-XA) (I/O)

1.00% (3)	12/10/47	17,159,187	424,053

COMM Mortgage Trust (20-CBM-XCP) (I/O)

0.72% (1)(3)	02/10/37	5,644,863	116,552

COMM Mortgage Trust (20-CX-E)

2.77% (1)(3)	11/10/46	370,000	353,014

CPT Mortgage Trust (19-CPT-A)

2.87% (1)	11/13/39	1,165,000	1,243,951

DBGS Mortgage Trust (18-5BP-E)

2.12% (1 mo. USD LIBOR + 1.900%) (1)(2)	06/15/33	685,000	679,660

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	615,000	681,544

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	550,000	588,794

Grace Trust (20-GRCE-A)

2.35% (1)	12/10/40	1,350,000	1,379,469

Grace Trust (20-GRCE-D)

2.77% (1)(3)	12/10/40	1,249,000	1,240,954

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Grace Trust (20-GRCE-F)

2.77% (1)(3)	12/10/40	$376,000	$344,054

Grace Trust (20-GRCE-X) (I/O)

0.39% (1)(3)	12/10/40	10,620,000	284,166

GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O)

0.45% (1)(3)	02/10/37	3,150,000	38,970

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.42% (1)(3)	03/10/44	2,701,548	8,210

GS Mortgage Securities Trust (12-GC6-XB) (I/O)

0.26% (1)(3)(6)	01/10/45	17,386,264	22,908

GS Mortgage Securities Trust (12-GCJ7-XB) (I/O)

0.54% (1)(3)	05/10/45	34,082,467	98,318

GS Mortgage Securities Trust (14-GC18-XB) (I/O)

0.27% (3)	01/10/47	66,563,000	273,667

GS Mortgage Securities Trust (16-GS2-XA) (I/O)

1.90% (3)	05/10/49	4,200,099	298,255

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (1)	07/10/39	560,000	611,071

Hudson Yards Mortgage Trust (19-55HY-A)

3.04% (1)(3)	12/10/41	550,000	593,502

Hudson Yards Mortgage Trust (19-55HY-F)

3.04% (1)(3)	12/10/41	150,000	144,295

ILPT Trust (19-SURF-A)

4.15% (1)	02/11/41	240,000	275,690

JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O)

1.06% (3)	11/15/47	7,860,603	176,015

JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O)

1.13% (3)	08/15/47	1,714,247	44,719

JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O)

0.76% (3)	09/15/47	9,671,856	167,016

JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O)

0.50% (1)(3)	05/15/48	26,458,000	473,376

JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O)

1.16% (3)	03/15/50	13,466,080	555,063

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.51% (1)(3)	02/15/46	52,560,935	635,995

JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O)

1.58% (1)(3)(6)	07/05/32	4,293,041	47,220

JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O)

1.63% (3)	12/15/47	6,611,551	107,523

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.38% (3)	04/15/46	$22,030,185	$386,428

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	585,000	647,451

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-C)

3.75% (1)(3)	06/05/39	150,000	163,519

Manhattan West Mortgage Trust (20-1MW-A)

2.13% (1)	09/10/39	695,000	711,112

MFT Mortgage Trust (20-B6-C)

3.39% (1)(3)	08/10/40	220,000	221,030

MFT Trust (20-ABC-C)

3.59% (1)(3)	02/10/42	175,000	175,561

MFT Trust (20-ABC-D)

3.59% (1)(3)	02/10/42	180,000	175,383

MKT Mortgage Trust (20-525M-A)

2.69% (1)	02/12/40	335,000	352,364

Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O)

1.17% (3)	04/15/48	8,731,215	254,792

Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O)

0.86% (3)	05/15/48	9,877,330	250,762

Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O)

1.47% (3)	11/15/49	7,277,467	383,682

Morgan Stanley Capital I Trust (12-C4-XA) (I/O)

2.23% (1)(3)(6)	03/15/45	3,989,114	18,237

Morgan Stanley Capital I Trust (19-L2-A3)

3.81%	03/15/52	460,000	510,684

Morgan Stanley Capital I Trust (19-L2-A4)

4.07%	03/15/52	980,000	1,126,783

Morgan Stanley Capital I Trust (20-CNP-A)

2.51% (1)(3)	04/05/42	650,000	671,080

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	1,295,000	1,346,296

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1)(3)	01/05/43	805,000	892,038

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1)(3)	01/05/43	65,000	71,434

SFAVE Commercial Mortgage Securities Trust (15-5AVE-D)

4.53% (1)(3)	01/05/43	880,000	723,754

UBS Commercial Mortgage Trust (12-C1-XA) (I/O)

2.24% (1)(3)(6)	05/10/45	4,444,487	38,284

UBS Commercial Mortgage Trust (17-C5-XA) (I/O)

1.14% (3)	11/15/50	7,198,984	323,450

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O)

1.98% (1)(3)	08/10/49	$12,300,291	$195,634

UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O)

1.04% (1)(3)	03/10/46	12,420,743	125,730

Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O)

1.89% (1)(3)	10/15/45	4,988,779	76,750

WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)

1.94% (1)(3)(6)	08/15/45	4,124,437	42,255

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

2.03% (1)(3)	11/15/45	2,431,126	41,681

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.81% (3)	06/15/46	7,093,218	66,569

WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O)

0.80% (3)	09/15/46	11,459,772	133,844

WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)

1.00% (3)	11/15/47	5,293,712	130,530

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $35,466,361)			30,783,986

Residential Mortgage-backed Securities — Agency — 12.1%

Fannie Mae (04-53-QV) (I/O) (I/F)

1.59% (3)	02/25/34	114,556	359

Fannie Mae (07-42-SE) (I/O) (I/F)

6.02% (-1 mo. USD LIBOR + 6.110%) (2)	05/25/37	70,388	9,519

Fannie Mae (07-48-SD) (I/O) (I/F)

6.01% (-1 mo. USD LIBOR + 6.100%) (2)	05/25/37	1,068,968	187,025

Fannie Mae (09-69-CS) (I/O) (I/F)

6.66% (-1 mo. USD LIBOR + 6.750%) (2)	09/25/39	218,905	34,387

Freddie Mac (1673-SD) (I/F) (PAC)

15.86% (-2.15 x T10Y + 19.391%) (2)	02/15/24	28,852	32,732

Freddie Mac (1760-ZD)

1.14% (1 x T10Y - 0.500%) (2)	02/15/24	62,300	62,467

Freddie Mac (2990-JK) (I/F)

21.71% (-1 mo. USD LIBOR + 22.004%) (2)	03/15/35	63,995	73,848

Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (P AC)

5.56% (-1 mo. USD LIBOR + 5.630%) (2)	03/15/36	1,839,626	331,904

Freddie Mac (3239-SI) (I/O) (I/F) (PAC)

6.58% (-1 mo. USD LIBOR + 6.650%) (2)	11/15/36	420,907	93,273

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Freddie Mac (3323-SA) (I/O) (I/F)

6.04% (-1 mo. USD LIBOR + 6.110%) (2)	05/15/37	$91,856	$10,860

Freddie Mac (3459-JS) (I/O) (I/F)

6.18% (-1 mo. USD LIBOR + 6.250%) (2)	06/15/38	129,216	24,016

Freddie Mac (4030-HS) (I/O) (I/F)

6.54% (-1 mo. USD LIBOR + 6.610% ) (2)	04/15/42	808,018	168,076

Ginnie Mae (06-35-SA) (I/O) (I/F)

6.51% (-1 mo. USD LIBOR + 6.600%) (2)	07/20/36	1,168,630	254,857

Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC)

4.66% (-1 mo. USD LIBOR + 4.750%) (2)	11/20/36	1,921,882	222,986

Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)

6.31% (-1 mo. USD LIBOR + 6.400%) (2)	05/20/38	896,032	84,574

Ginnie Mae (16-153-IO) (I/O)

3.50%	11/20/46	2,305,914	300,707

Uniform Mortgage-Backed Securities TBA, 30 Year

2.00% (7)	08/12/51	14,700,000	14,814,844

Uniform Mortgage-Backed Securities TBA, 30 Year

2.50% (7)	08/12/51	17,075,000	17,628,604

Total Residential Mortgage-backed Securities — Agency

(Cost: $33,559,531)			34,335,038

Residential Mortgage-backed Securities — Non-Agency — 28.1%

ACE Securities Corp. (04-IN1-A1)

0.73% (1 mo. USD LIBOR + 0.640%) (2)	05/25/34	418,249	410,066

ACE Securities Corp. (07-ASP1-A2C)

0.35% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	1,365,667	835,675

Adjustable Rate Mortgage Trust (05-4-6A22)

2.86% (3)(8)	08/25/35	497,699	330,447

Adjustable Rate Mortgage Trust (06-1-2A1)

3.48% (3)(8)	03/25/36	361,509	253,205

Ajax Mortgage Loan Trust (19-F-A2)

3.50% (1)	07/25/59	1,300,000	1,309,375

Alternative Loan Trust (05-46CB-A20)(TAC)

5.50%	10/25/35	709,299	657,896

Asset-Backed Funding Certificates (07-NC1-A2)

0.39% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	1,150,612	1,109,793

Asset-Backed Securities Corp. Home Equity (06-HE3-A5)

0.36% (1 mo. USD LIBOR + 0.270%) (2)	03/25/36	1,425,000	1,430,444

Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)

0.24% (1 mo. USD LIBOR + 0.150%) (2)	12/25/36	449,037	437,943

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Banc of America Alternative Loan Trust (05-10-1CB1)

0.49% (1 mo. USD LIBOR + 0.400%) (2)(8)	11/25/35	$489,574	$417,091

Banc of America Funding Corp. (15-R3-6A2)

0.26% (1)(3)	05/27/36	1,848,180	1,741,072

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	260,630	261,784

Banc of America Funding Trust (06-3-5A3)

5.50% (8)	03/25/36	157,355	157,016

Banc of America Funding Trust (14-R5-1A1)

1.68% (6 mo. USD LIBOR + 1.500%) (1)(2)	09/26/45	470,355	467,516

Banc of America Funding Trust (15-R4-2A1)

0.30% (1 mo. USD LIBOR + 0.205%) (1)(2)	02/25/37	685,203	672,561

BCMSC Trust (00-A-A4)

8.29% (3)	06/15/30	3,316,690	831,896

Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)

2.78% (3)	10/25/33	287,238	291,126

Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)

2.41% (1 year Treasury Constant Maturity Rate + 2.300%) (2)	10/25/35	171,475	175,039

Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)

3.34% (3)(8)	06/25/47	840,989	842,164

Bear Stearns ALT-A Trust (05-3-4A3)

2.50% (3)	04/25/35	449,054	456,659

Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)

5.50% (3)	09/25/35	407,118	412,372

Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)

0.55% (1 mo. USD LIBOR + 0.460%) (2)	04/25/36	213,612	327,253

Bear Stearns Mortgage Funding Trust (07-AR3-1X)

(I/O) 0.50% (9)	03/25/37	31,937,321	874,160

Centex Home Equity Loan Trust (05-A-AF5)

5.78%	01/25/35	42,175	42,160

CIM Trust (19-R1-A)

3.25% (1)(3)	10/25/58	1,014,400	945,325

CIM Trust (21-NR3-A1)

2.57% (1)	06/25/57	567,952	569,204

CIM Trust (21-R3-A1A)

1.95% (1)(3)	06/25/57	1,329,778	1,346,356

CIM Trust (21-R4-A1A)

2.00% (1)(3)	05/01/61	1,300,000	1,306,503

Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)

2.53% (1 year Treasury Constant Maturity Rate + 2.400%) (2)	10/25/35	259,325	266,952

Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)

2.59% (3)(8)	10/25/35	599,625	550,418

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)

0.34% (1 mo. USD LIBOR + 0.250%) (1)(2)	07/25/37	$1,348,873	$1,318,121

CitiMortgage Alternative Loan Trust (06-A3-1A7)

6.00% (8)	07/25/36	810,824	819,988

CitiMortgage Alternative Loan Trust (06-A5-1A8)

6.00% (8)	10/25/36	724,801	722,019

Conseco Finance Securitizations Corp. (99-6-A1)

7.36% (1)(3)	06/01/30	1,396,057	746,367

Conseco Financial Corp. (96-6-M1)

7.95% (3)	09/15/27	116,002	122,414

Conseco Financial Corp. (96-7-M1)

7.70% (3)	09/15/26	92,641	93,603

Conseco Financial Corp. (98-3-A6)

6.76% (3)	03/01/30	9,158	9,163

Conseco Financial Corp. (98-4-A5)

6.18%	04/01/30	57,734	57,757

Conseco Financial Corp. (98-4-A6)

6.53% (3)	04/01/30	35,123	35,477

Conseco Financial Corp. (98-4-A7)

6.87% (3)	04/01/30	37,191	37,604

Countrywide Alternative Loan Trust (05-20CB-4A1) (I/F)

5.25%	07/25/20	683	673

Countrywide Alternative Loan Trust (06-8T1-1A2)

(I/O) 5.41% (-1 mo. USD LIBOR + 5.500%) (2)(9)	04/25/36	5,470,932	1,237,234

Countrywide Asset-Backed Certificates (07-13-2A1)

0.99% (1 mo. USD LIBOR + 0.900%) (2)	10/25/47	573,462	571,583

Countrywide Home Loans (04-HYB4-B1)

2.93% (3)	09/20/34	564,015	267,621

Countrywide Home Loans (06-14-X) (I/O)

0.15% (3)(9)	09/25/36	12,519,875	52,257

Countrywide Home Loans (06-HYB2-1A1)

3.18% (3)(8)	04/20/36	773,198	590,780

Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)

0.83% (1 mo. USD LIBOR + 0.740%) (2)	06/25/34	117,051	117,545

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50% (8)	01/25/36	1,029,148	458,682

Credit Suisse Mortgage Capital Certificates (06-6-1A8)

6.00% (8)	07/25/36	553,285	428,600

Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)

3.38%	12/25/32	416,592	416,114

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

3.01%	01/25/36	1,103,441	902,168

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)

3.11%	12/25/36	$2,145,369	$2,122,234

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

3.74%	02/25/37	967,479	781,524

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

3.74%	02/25/37	950,560	767,767

Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)

3.46%	03/25/37	1,294,317	661,103

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2)

4.91% (3)(8)	06/25/36	1,315,921	1,308,016

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

0.47% (1 mo. USD LIBOR + 0.380%) (2)	02/25/37	437,943	424,987

DSLA Mortgage Loan Trust (06-AR2-2A1A)

0.29% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	398,330	342,525

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3)

0.39% (1 mo. USD LIBOR + 0.300%)(2)	08/25/36	841,508	825,896

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)

0.41% (1 mo. USD LIBOR + 0.320%) (2)	10/25/36	750,693	611,122

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

0.30% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	696,825	652,572

First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)

2.37% (3)(8)	12/25/35	306,284	265,196

Greenpoint Manufactured Housing (00-1-A4)

8.14% (3)	03/20/30	600,364	525,214

GSAA Home Equity Trust (06-13-AF6)

6.54%	07/25/36	1,291,465	583,347

GSC Capital Corp. Mortgage Trust (06-2-A1)

0.45% (1 mo. USD LIBOR + 0.360%) (2)	05/25/36	260,218	255,196

GSR Mortgage Loan Trust (05-AR3-6A1)

2.87% (3)	05/25/35	206,294	187,362

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	382,571	359,957

Indymac INDX Mortgage Loan Trust (04-AR6-5A1)

3.01% (3)	10/25/34	350,804	356,449

Indymac INDX Mortgage Loan Trust (05-AR19-A1)

2.79% (3)	10/25/35	483,369	419,898

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Indymac INDX Mortgage Loan Trust (06-AR13-A4X)

(I/O) 2.30% (3)(9)	07/25/36	$212,168	$2,679

Indymac INDX Mortgage Loan Trust (06-AR9-1A1)

3.07% (3)	06/25/36	638,518	486,043

Indymac INDX Mortgage Loan Trust (07-AR5-2A1)

3.02% (3)	05/25/37	828,885	781,378

Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)

0.28% (1 mo. USD LIBOR + 0.190%) (2)	04/25/37	1,979,760	1,888,596

JPMorgan Alternative Loan Trust (06-A2-5A1)

2.99% (3)(8)	05/25/36	459,963	332,044

JPMorgan Mortgage Acquisition Trust (06-WF1-A5)

6.91%	07/25/36	2,148,956	933,765

JPMorgan Mortgage Acquisition Trust (07-CH4-A4)

0.25% (1 mo. USD LIBOR + 0.160%) (2)	01/25/36	17,883	17,892

JPMorgan Mortgage Trust (04-A6-5A1)

2.78% (3)	12/25/34	276,340	278,170

JPMorgan Mortgage Trust (07-S2-1A1)

5.00%	06/25/37	147,728	89,883

JPMorgan Resecuritization Trust (15-4-1A5)

0.28% (1 mo. USD LIBOR + 0.190%) (1)(2)	06/26/47	1,863,000	1,756,551

JPMorgan Resecuritization Trust (15-4-2A2)

3.56% (1)(3)(8)	06/26/47	3,710,634	2,192,538

Legacy Mortgage Asset Trust (19-GS4-A1)

3.44% (1)	05/25/59	979,141	981,040

Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F)

6.46% (-1 mo. USD LIBOR + 6.550%) (2)(9)	11/25/36	3,099,601	952,510

Lehman XS Trust (06-10N-1A3A)

0.51% (1 mo. USD LIBOR + 0.420%) (2)	07/25/46	576,162	588,368

Lehman XS Trust (06-12N-A31A)

0.49% (1 mo. USD LIBOR + 0.400%) (2)	08/25/46	793,942	787,340

Long Beach Mortgage Loan Trust (04-4-M1)

0.99% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	667,746	663,599

MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F)

7.01% (-1 mo. USD LIBOR + 7.100%) (2)	03/25/36	5,934,859	1,471,905

MASTR Alternative Loans Trust (07-HF1-4A1)

7.00% (8)	10/25/47	1,089,048	712,381

MASTR Asset-Backed Securities Trust (07-HE1-A4)

0.37% (1 mo. USD LIBOR + 0.280%) (2)	05/25/37	2,000,000	1,796,487

Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)

0.51% (1 mo. USD LIBOR + 0.420%) (2)	04/25/37	912,780	862,197

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

0.22% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	$578,990	$428,502

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)

0.27% (1 mo. USD LIBOR + 0.180%) (2)	06/25/37	1,182,284	881,797

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

2.44% (1 year Treasury Constant Maturity Rate + 2.400%) (2)(8)	08/25/36	181,837	173,025

Mid-State Trust (04-1-B)

8.90%	08/15/37	194,651	219,519

Mid-State Trust (04-1-M1)

6.50%	08/15/37	194,651	211,218

Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1)

0.37% (1 mo. USD LIBOR + 0.280%) (2)	04/25/36	185,794	181,293

Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1)

2.88% (3)	11/25/37	377,731	380,152

Nomura Asset Acceptance Corp. (06-AR1-1A)

3.49% (3)	02/25/36	545,862	515,291

Oakwood Mortgage Investors, Inc. (00-A-A4)

8.15% (3)	09/15/29	1,755,843	763,470

Oakwood Mortgage Investors, Inc. (00-D-A4)

7.40% (3)	07/15/30	698,880	270,926

Oakwood Mortgage Investors, Inc. (01-C-A3)

6.61% (3)	06/15/31	1,671,028	330,064

Oakwood Mortgage Investors, Inc. (01-D-A3)

5.90% (3)	09/15/22	683,286	490,645

Oakwood Mortgage Investors, Inc. (01-D-A4)

6.93% (3)	09/15/31	395,881	309,804

Oakwood Mortgage Investors, Inc. (02-A-A3)

6.03% (3)	05/15/24	130,220	133,029

Oakwood Mortgage Investors, Inc. (98-A-M)

6.83% (3)	05/15/28	16,085	16,111

Oakwood Mortgage Investors, Inc. (99-B-A4)

6.99%	12/15/26	94,294	95,506

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (3)	03/15/30	737,075	581,067

Popular ABS Mortgage Pass-Through Trust (05-6-A4)

3.45%	01/25/36	162,293	162,856

RALI Series Trust (06-QS13-1A2) (I/O) (I/F)

7.07% (-1 mo. USD LIBOR + 7.160%)(2)(9)	09/25/36	3,208,475	589,038

RALI Series Trust (06-QS7-A2)

6.00% (8)	06/25/36	433,079	418,686

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

RBSSP Resecuritization Trust (12-6-4A2)

0.75% (1 mo. USD LIBOR + 0.330%)(1)(2)	01/26/36	$1,494,216	$1,463,617

Residential Accredit Loans, Inc. (05-QA7-A1)

3.30% (3)(8)	07/25/35	839,224	726,790

Residential Accredit Loans, Inc. (05-QA8-CB21)

3.57% (3)(8)	07/25/35	420,430	306,152

Residential Accredit Loans, Inc. (06-QA10-A2)

0.27% (1 mo. USD LIBOR + 0.180%)(2)	12/25/36	575,604	564,833

Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)

5.75% (8)	01/25/36	318,820	312,114

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.36% (3)(9)	08/25/36	8,445,423	112,099

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.76% (3)(9)	06/25/36	3,729,257	84,594

Residential Accredit Loans, Inc. (06-QS8-A3)

6.00% (8)	08/25/36	705,781	692,138

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (3)(9)	01/25/37	9,533,747	109,345

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.35% (3)(9)	02/25/37	10,199,916	120,377

Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)

5.50% (8)	04/25/37	217,979	207,705

Residential Asset Securitization Trust (05-A15-4A1)

6.00% (8)	02/25/36	972,170	491,859

Residential Asset Securitization Trust (07-A5-AX) (I/O)

6.00% (9)	05/25/37	1,730,521	342,422

Residential Funding Mortgage Securities (06-S9-AV) (I/O)

0.34% (3)(9)	09/25/36	23,025,325	272,659

Saxon Asset Securities Trust (07-3-2A4)

0.58% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,637,984

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)

0.31% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,362,518

Soundview Home Loan Trust (06-1-A4)

0.69% (1 mo. USD LIBOR + 0.600%)(2)	02/25/36	263,635	263,897

Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1)

2.85% (3)(8)	10/25/35	140,582	134,293

Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)

3.21% (3)(8)	10/25/47	307,031	261,448

Structured Asset Mortgage Investments II Trust (06-AR4-5A1)

0.45% (1 mo. USD LIBOR + 0.360%) (2)	06/25/36	853,902	756,595

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

WAMU Asset-Backed Certificates (07-HE1-2A3)

0.24% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	$1,835,182	$1,153,627

Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F)

5.98% (-1 mo. USD LIBOR + 6.070%) (2)(9)	06/25/37	2,063,705	240,864

Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)

2.68% (3)(8)	04/25/37	185,447	177,316

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $73,232,036)			79,708,217

Total Mortgage-backed Securities

(Cost: $155,267,561)			154,024,745

CORPORATE BONDS — 27.3%

Advertising — 0.1%

National CineMedia LLC

5.88% (1)	04/15/28	225,000	221,391

Aerospace/Defense — 0.2%

Boeing Co. (The)

1.43%	02/04/24	705,000	706,903

Agriculture — 0.6%

BAT Capital Corp.

2.73%	03/25/31	5,000	4,928

4.54%	08/15/47	130,000	138,502

Imperial Brands Finance PLC

3.13% (1)	07/26/24	270,000	284,318

Reynolds American, Inc.

5.85%	08/15/45	975,000	1,196,881

			1,624,629

Airlines — 0.4%

JetBlue Pass-Through Certificates (20-1A)

4.00%	05/15/34	773,825	853,135

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	318,967	327,917

			1,181,052

Auto Manufacturers — 1.3%

Daimler Finance North America LLC

1.06% (3 mo. USD LIBOR + 0.900%)(1)(2)	02/15/22	350,000	351,902

Ford Motor Credit Co. LLC

1.42% (3 mo. USD LIBOR + 1.270%)(2)	03/28/22	345,000	344,218

3.22%	01/09/22	1,150,000	1,163,743

3.34%	03/28/22	645,000	655,139

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Auto Manufacturers (Continued)

General Motors Co.

4.88%	10/02/23	$150,000	$163,458

General Motors Financial Co., Inc.

3.15%	06/30/22	180,000	184,523

3.45%	04/10/22	55,000	56,017

4.38%	09/25/21	656,000	662,137

			3,581,137

Banks — 4.8%

Bank of America Corp.

1.66% (SOFR + 0.910%)(2)	03/11/27	595,000	599,645

1.73% (SOFR + 0.960%)(2)	07/22/27	590,000	595,050

2.09% (SOFR + 1.060%)(2)	06/14/29	570,000	574,799

Citigroup, Inc.

1.46% (SOFR+ 0.770%) (2)	06/09/27	430,000	428,276

4.41% (SOFR + 3.914%) (2)	03/31/31	440,000	514,281

Comerica, Inc.

5.63% (U.S. 5 year Treasury Constant Maturity Rate + 5.291%) (2)	12/31/99	395,000	438,450

Credit Suisse Group AG

1.31% (SOFR + 0.980%) (1)(2)	02/02/27	190,000	186,299

2.19% (SOFR + 2.044%) (1)(2)	06/05/26	425,000	435,275

2.59% (SOFR + 1.560%) (1)(2)	09/11/25	55,000	57,225

3.09% (SOFR + 1.730%) (1)(2)	05/14/32	270,000	278,529

3.75%	03/26/25	330,000	358,201

4.55%	04/17/26	75,000	84,992

Goldman Sachs Group, Inc. (The)

1.09% (SOFR + 0.789%) (2)	12/09/26	215,000	211,801

1.43% (SOFR + 0.798%) (2)	03/09/27	425,000	423,887

1.54% (SOFR + 0.818%) (2)	09/10/27	430,000	428,830

HSBC Holdings PLC

0.98% (SOFR + 0.708%) (2)	05/24/25	430,000	429,888

1.59% (SOFR + 1.290%) (2)	05/24/27	285,000	285,764

2.01% (SOFR + 1.732%) (2)	09/22/28	685,000	687,740

JPMorgan Chase & Co

. 0.97% (SOFR + 0.580%) (2)	06/23/25	350,000	350,497

1.58% (SOFR + 0.885%) (2)	04/22/27	425,000	427,423

2.01% (SOFR + 1.585%) (2)	03/13/26	505,000	521,640

3.56% (3)	04/23/24	385,000	406,051

Lloyds Banking Group PLC (United Kingdom)

1.63% (U.S. 1 year Treasury Constant Maturity Rate + 0.850%) (2)	05/11/27	395,000	395,616

2.86% (3 mo. USD LIBOR + 1.249%) (2)	03/17/23	275,000	279,729

3.87% (1 year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	285,000	308,890

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Macquarie Group, Ltd.

1.63% (SOFR + 0.910%)(1)(2)	09/23/27	$430,000	$428,198

Morgan Stanley

1.59% (SOFR + 0.879%)(2)	05/04/27	425,000	428,047

NatWest Group PLC (United Kingdom)

4.27% (3)	03/22/25	260,000	282,199

Santander UK Group Holdings PLC (United Kingdom)

1.09% (SOFR + 0.787%) (2)	03/15/25	565,000	567,294

3.37% (3)	01/05/24	435,000	453,010

4.80% (3)	11/15/24	335,000	366,443

Wells Fargo & Co.

2.16% (3 mo. USD LIBOR + 0.750%) (2)	02/11/26	115,000	119,433

2.39% (SOFR+ 2.100%)(2)	06/02/28	885,000	918,439

2.88% (SOFR+ 1.432%)(3)	10/30/30	205,000	217,236

			13,489,077

Beverages — 0.6%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	704,000	892,649

Bacardi, Ltd.

5.30% (1)	05/15/48	205,000	267,831

Primo Water Holdings,

Inc. 4.38% (1)	04/30/29	415,000	415,519

			1,575,999

Commercial Services — 0.3%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	190,000	193,549

IHS Markit, Ltd.

4.00% (1)	03/01/26	243,000	270,180

4.75% (1)	02/15/25	370,000	415,140

			878,869

Computers — 0.1%

NCR Corp.

5.13% (1)	04/15/29	285,000	294,234

Diversified Financial Services — 0.8%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.65%	07/21/27	120,000	128,271

3.88%	01/23/28	130,000	139,634

3.95%	02/01/22	415,000	422,044

4.13%	07/03/23	135,000	143,224

Air Lease Corp.

3.50%	01/15/22	490,000	498,154

Avolon Holdings Funding, Ltd.

2.88% (1)	02/15/25	305,000	314,345

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

3.95% (1)	07/01/24	$85,000	$90,679

5.13% (1)	10/01/23	30,000	32,445

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	110,000	115,652

5.50% (1)	02/15/24	470,000	516,951

			2,401,399

Electric — 0.6%

FirstEnergy Corp.

3.40%	03/01/50	450,000	442,270

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	750,000	828,310

Puget Energy, Inc.

6.00%	09/01/21	500,000	504,791

			1,775,371

Engineering & Construction — 0.3%

Heathrow Funding, Ltd. (United Kingdom)

4.88% (1)	07/15/23	700,000	701,025

PowerTeam Services LLC

9.03% (1)	12/04/25	254,000	279,718

			980,743

Entertainment — 0.1%

Colt Merger Sub, Inc.

6.25% (1)	07/01/25	273,000	289,822

Environmental Control — 0.1%

GFL Environmental, Inc. (Canada)

4.75% (1)	06/15/29	140,000	145,560

5.13% (1)	12/15/26	157,000	166,346

			311,906

Food — 1.0%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.75% (1)	12/01/31	550,000	562,232

5.50% (1)	01/15/30	25,000	27,993

Kraft Heinz Foods Co.

4.38%	06/01/46	210,000	238,163

5.00%	07/15/35	85,000	104,338

5.00%	06/04/42	303,000	370,689

6.38%	07/15/28	210,000	261,862

Kroger Co. (The)

4.45%	02/01/47	60,000	71,809

Lamb Weston Holdings, Inc.

4.63% (1)	11/01/24	120,000	124,504

Pilgrim’s Pride Corp.

4.25% (1)	04/15/31	285,000	295,682

5.88% (1)	09/30/27	250,000	266,887

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Post Holdings, Inc.

4.50% (1)	09/15/31	$425,000	$424,668

			2,748,827

Forest Products & Paper — 0.2%

Clearwater Paper Corp.

4.75% (1)	08/15/28	475,000	476,643

Health Care-Products — 0.1%

Hologic, Inc.

4.63% (1)	02/01/28	320,000	335,600

Health Care-Services — 1.4%

Centene Corp.

2.45%	07/15/28	350,000	354,813

3.00%	10/15/30	248,000	255,075

5.38% (1)	08/15/26	157,000	164,284

CommonSpirit Health

2.78%	10/01/30	135,000	140,964

HCA, Inc.

4.13%	06/15/29	208,000	234,636

5.00%	03/15/24	315,000	348,299

5.25%	06/15/49	312,000	398,466

5.63%	09/01/28	100,000	118,625

7.05%	12/01/27	235,000	285,039

Humana, Inc.

4.95%	10/01/44	125,000	162,024

Molina Healthcare, Inc.

3.88% (1)	11/15/30	520,000	542,006

5.38%	11/15/22	140,000	146,912

Prime Healthcare Services, Inc.

7.25% (1)	11/01/25	455,000	492,237

Providence Service Corp. (The)

5.88% (1)	11/15/25	270,000	289,598

			3,932,978

Household Products/Wares — 0.0%

Spectrum Brands, Inc.

3.88% (1)	03/15/31	135,000	132,774

Insurance — 0.9%

Acrisure LLC / Finance, Inc.

4.25% (1)	02/15/29	280,000	276,769

Athene Global Funding

0.74% (SOFR + 0.700%)(1)(2)	05/24/24	425,000	428,833

1.61% (1)	06/29/26	285,000	285,345

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	619,260

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1)(2)	11/01/57	5,000	5,707

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Insurance (Continued)

Nationwide Mutual Insurance Co.

2.41% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	$1,000,000	$1,000,839

			2,616,753

Internet — 0.1%

Tencent Holdings, Ltd.

3.68% (1)	04/22/41	285,000	306,107

Machinery-Diversified — 0.1%

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (1)	04/15/26	140,000	145,775

Media — 1.1%

Cable One, Inc.

4.00% (1)	11/15/30	415,000	416,556

Charter Communications Operating LLC / Charter Communications Operating Capital

2.30%	02/01/32	165,000	159,035

5.38%	05/01/47	125,000	153,510

5.75%	04/01/48	150,000	192,273

CSC Holdings LLC

5.38% (1)	02/01/28	25,000	26,480

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (1)	08/15/26	522,000	338,919

6.63% (1)	08/15/27	420,000	206,695

Scripps Escrow II, Inc.

5.38% (1)	01/15/31	290,000	289,447

Sinclair Television Group, Inc.

4.13% (1)	12/01/30	285,000	280,369

Sirius XM Radio, Inc.

3.88% (1)	08/01/22	130,000	130,520

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (1)	08/15/26	200,000	206,650

5.50% (1)	05/15/29	225,000	242,156

Walt Disney Co. (The)

3.60%	01/13/51	305,000	346,632

			2,989,242

Mining — 0.3%

Corp. Nacional del Cobre de Chile

3.15% (10)	01/14/30	350,000	369,004

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28	300,000	369,044

			738,048

Miscellaneous Manufacturers — 0.7%

General Electric Co.

0.64% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	2,400,000	1,962,338

Issues	Maturity Date	Principal Amount	Value

Oil & Gas — 1.1%

Endeavor Energy Resources LP / EER Finance, Inc.

5.50% (1)	01/30/26	$52,000	$54,189

Hess Corp.

4.30%	04/01/27	380,000	423,020

KazMunayGas National Co. JSC

3.50% (10)	04/14/33	200,000	207,960

Pertamina Persero PT (Indonesia)

3.10% (1)	08/27/30	200,000	206,060

Petroleos Mexicanos

5.95%	01/28/31	180,000	175,095

6.63%	06/15/35	385,000	372,295

6.75%	09/21/47	75,000	66,470

6.95%	01/28/60	130,000	115,375

7.69%	01/23/50	365,000	351,769

Petronas Capital, Ltd.

3.50% (1)	04/21/30	200,000	219,678

Sunoco LP / Sunoco Finance Corp.

4.50% (1)	05/15/29	425,000	432,437

Transocean Pontus, Ltd.

6.13% (1)	08/01/25	73,950	74,912

Transocean Poseidon, Ltd.

6.88% (1)	02/01/27	314,000	316,025

			3,015,285

Oil & Gas Services — 0.2%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (1)	04/01/28	140,000	146,497

Transocean Proteus, Ltd.

6.25% (1)	12/01/24	107,250	108,623

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	162,000	170,089

6.88%	09/01/27	127,000	135,925

			561,134

Packaging & Containers — 0.5%

Amcor Finance USA, Inc.

3.63%	04/28/26	400,000	439,172

Ball Corp.

4.00%	11/15/23	90,000	95,652

Berry Global, Inc.

1.57% (1)	01/15/26	475,000	475,807

4.88% (1)	07/15/26	85,000	90,050

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	141,213

Intertape Polymer Group, Inc.

4.38% (1)	06/15/29	268,000	272,068

Sealed Air Corp.

4.00% (1)	12/01/27	25,000	26,719

			1,540,681

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals — 1.6%

AbbVie, Inc.

4.05%	11/21/39	$65,000	$75,543

4.25%	11/21/49	100,000	120,050

4.50%	05/14/35	651,000	785,141

Bausch Health Companies, Inc.

4.88% (1)	06/01/28	285,000	292,054

Bayer US Finance II LLC

4.38% (1)	12/15/28	590,000	676,601

4.63% (1)	06/25/38	375,000	446,992

4.88% (1)	06/25/48	425,000	534,595

Cigna Corp.

3.88%	10/15/47	170,000	190,801

CVS Health Corp.

5.05%	03/25/48	825,000	1,073,721

Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.

6.13% (1)	04/01/29	285,000	279,648

Organon Finance 1 LLC

5.13% (1)	04/30/31	199,000	205,258

			4,680,404

Pipelines — 1.6%

Enbridge Energy Partners LP

5.88%	10/15/25	50,000	59,115

Energy Transfer LP

5.15%	03/15/45	325,000	375,580

5.40%	10/01/47	831,000	985,383

6.63% (3 mo. USD LIBOR + 4.155%) (2)	12/31/99	634,000	622,905

NGL Energy Operating LLC / NGL Energy Finance Corp.

7.50% (1)	02/01/26	225,000	236,565

Pipeline Funding Co. LLC

7.50% (1)	01/15/30	450,400	577,467

Plains All American Pipeline LP / PAA Finance Corp.

3.80%	09/15/30	500,000	535,724

Rockies Express Pipeline LLC

4.80% (1)	05/15/30	125,000	125,625

4.95% (1)	07/15/29	425,000	439,340

Texas Eastern Transmission LP

2.80% (1)	10/15/22	300,000	306,324

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	265,000	270,300

			4,534,328

REIT — 1.3%

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	280,000	296,038

3.45%	11/15/29	1,045,000	1,114,482

GLP Capital LP / GLP Financing II, Inc.

5.30%	01/15/29	210,000	245,942

5.38%	04/15/26	621,000	716,348

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

5.75%	06/01/28	$345,000	$410,981

Hudson Pacific Properties LP

3.95%	11/01/27	275,000	301,709

Lexington Realty Trust

2.70%	09/15/30	275,000	279,958

Piedmont Operating Partnership LP

3.40%	06/01/23	425,000	441,640

			3,807,098

Retail — 0.2%

1011778 BC ULC / New Red Finance, Inc.

3.50% (1)	02/15/29	270,000	267,187

Magic Mergeco, Inc.

5.25% (1)	05/01/28	175,000	179,756

7.88% (1)	05/01/29	190,000	196,175

			643,118

Savings & Loans — 0.2%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR + 1.064%) (1)(2)	03/08/24	520,000	546,294

Semiconductors — 0.3%

Intel Corp.

4.75%	03/25/50	550,000	732,040

Software — 0.3%

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.

5.75% (1)	03/01/25	25,000	25,500

Oracle Corp.

2.88%	03/25/31	265,000	276,021

3.95%	03/25/51	425,000	464,653

			766,174

Telecommunications — 3.7%

AT&T, Inc.

3.80% (1)	12/01/57	503,000	528,325

4.75%	05/15/46	530,000	644,828

4.85%	03/01/39	348,000	423,394

5.25%	03/01/37	705,000	890,605

C&W Senior Financing DAC

6.88% (1)	09/15/27	200,000	213,320

Frontier Communications Corp.

5.00% (1)	05/01/28	350,000	362,229

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (1)(11)	10/15/24	535,000	321,669

9.75% (1)(11)	07/15/25	621,000	362,912

Level 3 Financing, Inc.

4.63% (1)	09/15/27	176,000	183,210

Lumen Technologies, Inc.

5.38% (1)	06/15/29	425,000	431,906

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Qwest Corp.

7.25%	09/15/25	$250,000	$296,790

SES Global Americas Holdings GP

5.30% (1)	03/25/44	675,000	791,495

Sprint Corp.

7.88%	09/15/23	373,000	424,223

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (1)	03/20/23	43,125	43,203

4.74% (1)	03/20/25	1,157,813	1,245,227

T-Mobile USA, Inc.

2.25%	02/15/26	75,000	75,780

2.63%	04/15/26	489,000	500,614

3.88%	04/15/30	235,000	263,494

4.38%	04/15/40	350,000	411,399

4.50%	02/01/26	113,000	115,684

4.75%	02/01/28	186,000	199,950

Verizon Communications, Inc.

2.10%	03/22/28	140,000	143,024

2.55%	03/21/31	425,000	435,136

Vmed O2 UK Financing I PLC

4.25% (1)	01/31/31	260,000	255,781

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	759,000	959,089

			10,523,287

Transportation — 0.1%

Empresa de Transporte de Pasajeros Metro S.A.

3.65% (1)	05/07/30	200,000	215,320

Total Corporate Bonds

(Cost: $73,750,712)			77,262,780

MUNICIPAL BONDS — 0.8%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32	705,000	815,739

County of Miami-Dade FL Aviation Revenue, Revenue Bond

3.45%	10/01/30	130,000	141,823

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49	55,000	73,345

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33	1,000,000	1,218,919

Total Municipal Bonds

(Cost: $2,080,579)			2,249,826

FOREIGN GOVERNMENT BONDS — 1.4%

Abu Dhabi Government International Bond

2.50% (10)	09/30/29	200,000	209,289

Brazilian Government International Bond

3.88%	06/12/30	200,000	202,440

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT BONDS (Continued)

Colombia Government International Bond

3.00%	01/30/30	$450,000	$441,682

Dominican Republic International Bond

4.50% (1)	01/30/30	200,000	204,540

Egypt Government International Bond

5.25% (10)	10/06/25	200,000	211,330

Mexico Government International Bond

2.66%	05/24/31	638,000	624,755

Panama Government International Bond

3.16%	01/23/30	250,000	262,815

Philippine Government International Bond

2.46%	05/05/30	200,000	208,398

Qatar Government International Bond

4.50% (10)	04/23/28	350,000	414,225

Saudi Government International Bond

3.25% (10)	10/26/26	200,000	218,299

3.63% (10)	03/04/28	300,000	332,094

South Africa Government Bond

4.88%	04/14/26	350,000	380,765

Uruguay Government International Bond

4.38%	01/23/31	200,000	233,543

Total Foreign Government Bonds

(Cost: $3,844,746)			3,944,175

Total Fixed Income Securities

(Cost: $263,734,610)			267,002,022

Security		Shares

COMMON STOCK — 6.8%

Agriculture — 0.4%

Altria Group, Inc.		12,670	604,105

British American Tobacco PLC		15,706	617,403

Total Agriculture

(Cost: $1,140,228)			1,221,508

Banks — 1.5%

Bank of America Corp.		20,516	845,875

Comerica, Inc.		14,117	1,007,107

JPMorgan Chase & Co.		7,204	1,120,510

Wells Fargo & Co.		29,225	1,323,600

			4,297,092

Oil & Gas — 1.7%

BP PLC (SP ADR) (United Kingdom)		25,680	678,466

Chevron Corp.		6,954	728,362

ConocoPhillips		9,012	548,831

Exxon Mobil Corp.		19,680	1,241,414

Royal Dutch Shell PLC (SP ADR) (United Kingdom)		18,856	761,782

TOTAL SA (SP ADR) (France)		16,370	740,906

			4,699,761

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2021

Security	Shares	Value

Pharmaceuticals — 0.2%

Pfizer, Inc.	16,874	$660,786

Pipelines — 0.4%

Energy Transfer LP	103,400	1,099,142

REIT — 1.9%

AGNC Investment Corp.	144,641	2,442,987

Annaly Capital Management, Inc.	165,767	1,472,011

Chimera Investment Corp.	48,368	728,422

New Residential Investment Corp.	55,339	586,040

		5,229,460

Telecommunications — 0.7%

AT&T, Inc.	29,535	850,017

Lumen Technologies, Inc.	46,584	633,076

Verizon Communications, Inc.	10,086	565,119

		2,048,212

Total Common Stock

(Cost: $13,520,856)		19,255,961

MONEY MARKET INVESTMENTS — 3.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (12)	9,666,154	9,666,154

Total Money Market Investments

(Cost: $9,666,154)		9,666,154

Issues	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 7.2%

U.S. TREASURY SECURITIES — 7.2%

U.S. Treasury Bill

0.03% (13)	07/15/21	$2,500,000	$2,499,961

0.05% (13)	08/12/21	18,000,000	17,998,950

Total U.S. Treasury Securities

(Cost: $20,499,253)			20,498,911

Total Short Term Investments

(Cost: $20,499,253)			20,498,911

Total Investments (111.6%)

(Cost: $307,420,873)			316,423,048

Liabilities In Excess Of Other Assets (-11.6%)			(33,015,021)

Net Assets (100.0%)			$283,408,027

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
214	5-Year U.S. Treasury Note Futures	09/30/21	$26,528,876	$26,413,953	$(114,923)

Short Futures
201	10-Year U.S. Ultra Treasury Note Futures	09/21/21	$(29,178,826)	$(29,587,828)	$(409,002)
73	U.S. Ultra Long Bond Futures	09/21/21	(13,607,463)	(14,066,188)	(458,725)

			$(42,786,289)	$(43,654,016)	$(867,727)

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received by Fund	Unrealized Appreciation (Depreciation)
Call
AGNC Investment Corp.	18.00	12/17/21	(596)	$(1,006,644)	$(16,986)	$(18,217)	$1,231
Comerica, Inc.	80.00	7/16/21	(47)	(335,298)	(588)	(9,469)	8,881
JPMorgan Chase & Co.	160.00	9/17/21	(24)	(373,296)	(10,620)	(7,835)	(2,785)
Wells Fargo & Co.	47.50	7/16/21	(97)	(439,313)	(4,801)	(15,177)	10,376

					$(32,995)	$(50,698)	$17,703

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2021, the value of these securities amounted to $93,688,637 or 33.1% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2021.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(5)	Security is not accruing interest.
(6)	Restricted security (Note 9).
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(10)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2021, the value of these securities amounted to $1,962,201 or 0.7% of net assets.
(11)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(12)	Rate disclosed is the 7-day net yield as of June 30, 2021.
(13)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2021

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	28.1%
Corporate Bonds	27.3
Residential Mortgage-Backed Securities — Agency	12.1
Commercial Mortgage-Backed Securities — Non-Agency	10.9
Asset-Backed Securities	10.4
Short Term Investments	7.2
Common Stock	6.8
Money Market Investments	3.4
Commercial Mortgage-Backed Securities — Agency	3.2
Foreign Government Bonds	1.4
Municipal Bonds	0.8
Other*	(11.6)

Total	100.0%

*	Includes cash, futures, written options, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2021

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$29,520,496	$—	$29,520,496
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	9,197,504	—	9,197,504
Commercial Mortgage-Backed Securities — Non-Agency	—	30,783,986	—	30,783,986
Residential Mortgage-Backed Securities — Agency	—	34,335,038	—	34,335,038
Residential Mortgage-Backed Securities — Non-Agency	—	74,717,979	4,990,238	79,708,217

Total Mortgage-Backed Securities	—	149,034,507	4,990,238	154,024,745

Corporate Bonds*	—	77,262,780	—	77,262,780
Municipal Bonds	—	2,249,826	—	2,249,826
Foreign Government Bonds	—	3,944,175	—	3,944,175

Total Fixed Income Securities	—	262,011,784	4,990,238	267,002,022

Common Stock*	19,255,961	—	—	19,255,961
Money Market Investments	9,666,154	—	—	9,666,154
Short Term Investments	20,498,911	—	—	20,498,911
Total Investments	$49,421,026	$262,011,784	$4,990,238	$316,423,048

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(982,650)	$—	$—	$(982,650)
Written Options
Equity Risk	(32,995)			(32,995)

Total	$(1,015,645)	$—	$—	$(1,015,645)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2021

ASSETS:
Investments, at Value (Cost: $307,420,873)	$316,423,048
Cash	6,117
Receivable for Securities Sold	36,777,415
Cash Collateral Held for Broker for Futures	2,182,000
Interest and Dividends Receivable	1,954,692
Foreign Tax Reclaims Receivable	2,966

Total Assets	357,346,238

LIABILITIES:
Payables for Securities Purchased	70,852,329
Distributions Payable	2,626,164
Payable for Variation Margin on Open Futures Contracts to Broker	166,132
Accrued Investment Advisory Fees	138,093
Accrued Other Expenses	62,858
Interest Expense Payable	41,119
Options Written, at Value (Premium Received $50,698)	32,995
Accrued Directors’ Fees and Expenses	18,521

Total Liabilities	73,938,211

NET ASSETS	$283,408,027

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,748,439 shares issued and outstanding)	$477,484
Paid-in Capital	269,310,055
Accumulated Earnings (Loss)	13,620,488

NET ASSETS	$283,408,027

NET ASSET VALUE PER SHARE	$5.94

MARKET PRICE PER SHARE	$5.92

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2021

INVESTMENT INCOME:
Income
Interest	$8,637,202
Dividends (net of foreign withholding taxes of $5,723)	506,202

Total Investment Income	9,143,404

Expenses
Investment Advisory Fees	826,594
Audit and Tax Service Fees	87,584
Legal Fees	71,694
Directors’ Fees and Expenses	55,884
Custodian Fees	28,765
Interest Expense	27,770
Transfer Agent Fees	26,761
Listing Fees	24,233
Administration Fees	19,681
Printing and Distribution Costs	19,448
Insurance Expense	17,951
Proxy Expense	17,331
Accounting Fees	8,984
Miscellaneous Expense	8,678

Total Expenses	1,241,358

Net Investment Income	7,902,046

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS:
Net Realized Gain (Loss) on:
Investments	3,610,953
Futures Contracts	3,108,136
Written Options	19,580
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,891,137)
Futures Contracts	(1,174,127)
Written Options	17,703

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Written Options	1,691,108

INCREASE IN NET ASSETS FROM OPERATIONS	$9,593,154

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS:
Net Investment Income	$7,902,046	$13,710,449
Net Realized Gain on Investments, Futures Contracts, Written Options and Swap Agreements	6,738,669	3,978,847
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options and Swap Agreements	(5,047,561)	869,748

Increase in Net Assets Resulting from Operations	9,593,154	18,559,044

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(5,252,329)	(13,131,985)

Shares Issued in Reinvestment of Dividends (0 for the six months ended June 30, 2021 and 61,482 for the year ended December 31, 2020)	—	347,158

Total Increase in Net Assets	4,340,825	5,774,217

NET ASSETS:
Beginning of period	279,067,202	273,292,985

End of period	$283,408,027	$279,067,202

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term investments, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability,

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 2 — Significant Accounting Policies (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments is listed after the Investments by Sector table.

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 2 — Significant Accounting Policies (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2020	$7,225,731
Accrued Discounts (Premiums)	(445,637)
Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	(201,883)
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3 (1)	(1,587,973)

Balance as of June 30, 2021	$4,990,238

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2021	$(201,883)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2021 are as follows:

Description	Fair Value at June 30, 2021	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	$754,011	Third-party Vendor	Vendor Prices	$0.417 to $2.268	$1.114
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$4,236,227	Third-party Vendor	Vendor Prices	$2.737 to $30.730	$8.916

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the period ended June 30, 2021, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Futures Contracts(1)	$—	$(982,650)	$(982,650)
Written Options	(32,995)	—	(32,995)

Total Value	$(32,995)	$(982,650)	$(1,015,645)

Statement of Operations:
Net Realized Gain (Loss)
Futures Contracts(1)	$—	$3,108,136	$3,108,136
Written Options	19,580	—	19,580

Net Realized Gain (Loss)	$19,580	$3,108,136	$3,127,716

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$(1,174,127)	$(1,174,127)
Written Options	17,703	—	17,703

Total Net Change in Appreciation (Depreciation)	$17,703	$(1,174,127)	$(1,156,424)

Number of Contracts (2)
Futures Contracts	—	323	323
Written Options	466	—	466

(1)

Represents appreciation (depreciation) of futures contracts as reported in the Schedule of Investments as of June 30, 2021. Only the variation margin is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended June 30, 2021.

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 2 — Significant Accounting Policies (Continued)

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Master Agreements and Netting Arrangements.    The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The Fund had no OTC derivatives for offset under an ISDA Master Agreement as of June 30, 2021.

Note 3 — Portfolio Investments

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 3 — Portfolio Investments (Continued)

or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at June 30, 2021 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at June 30, 2021.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2021.

Derivatives:

Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund did not have any foreign currency forward contracts as of June 30, 2021.

Futures Contracts:    The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 3 — Portfolio Investments (Continued)

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2021, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2021 are listed in the Fund’s Schedule of Investments.

Options:    The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended June 30, 2021, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 3 — Portfolio Investments (Continued)

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. There were no swap agreements outstanding at June 30, 2021.

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations

Investment objective: The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.

Investment strategy:    The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities, non-U.S. developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.

Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. The head of the United Kingdom Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR by the end of 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The ultimate abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current coronavirus pandemic (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment. The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements under Subchapter M of the Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At June 30, 2021, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$28,594,318
Unrealized (depreciation)	(22,364,128)

Net unrealized appreciation	$6,230,190

Cost of Investments for Federal Income Tax Purposes	$310,192,858

The Fund did not have any unrecognized tax benefits at June 30, 2021, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 5 — Federal Income Taxes (Continued)

The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2020.

	Amount Distributed During the Year Ended	Undistributed Amount at Year End
	December 31, 2020	December 31, 2020
Ordinary Income	$13,131,985	$—
Capital Gain	—	—

	$13,131,985	$—

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

Note 7 — Purchases and Sales of Securities

For the period ended June 30, 2021, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $41,935,201 and $54,680,951, respectively, for non-U.S. Government securities, and aggregated to $237,975,826 and $234,068,483, respectively, for U.S. Government securities.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $55,884 from the Fund for the period ended June 30, 2021. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Restricted Securities (Continued)

time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at June 30, 2021 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust (12-GC8-XA), 1.90%, due 09/10/45	2/13/2015-2/26/2015	$289,221	$40,752	0.01%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.26%, due 01/10/2045	2/1/2018	141,263	22,908	0.01%
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA), 1.58%, due 07/05/2032	10/11/2017	255,570	47,220	0.02%
Morgan Stanley Capital I Trust (12-C4-XA), 2.23%, due 03/15/45	5/16/2018	252,436	18,237	0.01%
UBS Commercial Mortgage Trust (12-C1-XA), 2.24%, due 05/10/45	6/27/2017	331,415	38,284	0.01%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.94%, due 08/15/2045	12/22/2017	277,755	42,255	0.01%

		$1,547,660	$209,656	0.07%

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The Fund did not have any borrowings during the period ended June 30, 2021. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 12 — New Accounting Pronouncement

In March 2020, FASB issued Accounting Standards Update (ASU) No. 2020-04 — Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract

TCW Strategic Income Fund, Inc.

June 30, 2021

Note 12 — New Accounting Pronouncement (Continued)

modifications due to the planned discontinuation of the LIBOR and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights (Unaudited)

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value Per Share, Beginning of period	$5.85		$5.73	$5.65	$5.91	$5.81	$5.83

Income from Operations:
Net Investment Income (1)	0.17		0.29	0.33	0.30	0.27	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.03		0.11	0.14	(0.19)	0.14	0.00 (2)

Total from Investment Operations	0.20		0.40	0.47	0.11	0.41	0.26

Less Distributions:
Distributions from Net Investment Income	(0.11)		(0.28)	(0.35)	(0.34)	(0.28)	(0.21)
Distributions from Net Realized Gains	—		—	(0.04)	(0.03)	(0.03)	(0.07)

Total Distributions	(0.11)		(0.28)	(0.39)	(0.37)	(0.31)	(0.28)

Net Asset Value Per Share, End of period	$5.94		$5.85	$5.73	$5.65	$5.91	$5.81

Market Value Per Share, End of period	$5.92		$5.69	$5.77	$5.27	$5.87	$5.33

Net Asset Value Total Return (3)	3.44	% (4)	7.25%	8.37%	1.86%	7.22%	4.49%
Market Price Return (5)	6.04	% (4)	3.75%	17.14%	(3.88)%	16.36%	6.56%

Ratios/Supplemental Data:

Net Assets, End of period (in thousands)	$283,408		$279,067	$273,293	$269,594	$282,034	$277,132

Ratio of Expenses Before Interest Expense to Average Net Assets	0.86	% (6)	0.93%	0.85%	0.81%	0.81%	0.84%

Ratio of Interest Expense to Average Net Assets	0.02	% (6)	0.04%	0.02%	0.02%	0.01%	0.01%

Ratio of Total Expenses to Average Net Assets	0.88	% (6)	0.97%	0.87%	0.83%	0.82%	0.85%

Ratio of Net Investment Income to Average Net Assets	5.62	% (6)	5.07%	5.62%	5.13%	4.47%	4.38%

Portfolio Turnover Rate	96.07	% (4)	72.59%	34.64%	31.16%	32.46%	29.20%

Asset Coverage Ratio Per Share (7)	—		—	—	—	—	—

Total Debt Outstanding	—		—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions. The fund does not incur charges to investors for purchasing or selling shares.
(4)	For the six months ended June 30, 2021 and not indicative of a full year’s results.
(5)	Based on market price per share, adjusted for reinvestment of distributions. The fund does not incur charges to investors for purchasing or selling shares.
(6)	Annualized.
(7)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, prepares and files Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.

Corporate Governance Listing Standards

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 6, 2020 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 6, 2020 and an Interim Written Affirmation on February 22, 2021.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution Policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 386 3829

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR

Computershare

P.O. Box 50500

Louisville, KY 40233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, California 94111

DIRECTORS

Samuel P. Bell

Director

Patrick C. Haden

Director and Chairman

David B. Lippman

Director, President, and Chief Executive Officer

Peter McMillan

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

OFFICERS

Meredith S. Jackson

Senior Vice President, General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer

and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

Patrick W. Dennis

Assistant Secretary

TSIart9445      6/30/21

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not required for this filing.
(a)(2)EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3) Not applicable.
(a)(4) Not applicable.
(b) EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
(c) Not required for this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David B. Lippman
David B. Lippman President and Chief Executive Officer

Date	August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Lippman
David B. Lippman
President and Chief Executive Officer

Date	August 31, 2021

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	August 31, 2021